                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Filed by the registrant /X/

         Filed by a party other than the registrant / /

         Check the appropriate box:

         / / Preliminary proxy statement

         /X/ Definitive proxy statement

         / / Definitive addition materials

         / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          CATALYST SEMICONDUCTOR, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                          CATALYST SEMICONDUCTOR, INC.
- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

         /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
             14a-6(j)(2).

         / / $500 per each party to the controversy pursuant to Exchange Act
             Rule 14a-6(i)(3).

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
             0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transactions applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

         (4) Proposed maximum aggregate value of transaction:

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, schedule or registration statement no.:

         (3) Filing party:

         (4) Date filed:

- - -----------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                          CATALYST SEMICONDUCTOR, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD AUGUST 2, 1996

TO THE STOCKHOLDERS OF CATALYST SEMICONDUCTOR, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Catalyst Semiconductor, Inc., a Delaware corporation (the "Company"), will be held on Friday, August 2, 1996 at 10:00 a.m., local time, at the Company's principal executive offices in Sunnyvale, California for the following purposes:

         1. To elect two Class I directors to serve for a three-year term expiring upon the 1999 Annual Meeting of Stockholders or until such directors' successors are duly elected and qualified.

         2. To approve an amendment to the Company's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 830,000 shares.

         3. To approve an amendment to the Company's 1993 Director Stock Option Plan to increase the number of shares of Common Stock reserved for issuance hereunder by 50,000 shares.

         4. To ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending April 30, 1997.

         5. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on June 28, 1996 are entitled to notice of and to vote at the meeting and any adjournment thereof.

         All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

                                          FOR THE BOARD OF DIRECTORS



                                          PETER COHN
                                          Secretary

Santa Clara, California
July 3, 1996


                                    IMPORTANT

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

                          CATALYST SEMICONDUCTOR, INC.

                          ----------------------------

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed Proxy is solicited on behalf of the Board of Directors of Catalyst Semiconductor, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Friday, August 2, 1996 at 10:00 a.m., local time, or at any adjournment thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices at 1250 Borregas Avenue, Sunnyvale, California 94089. The telephone number of the Company's principal offices is (408) 748-7700.

         These proxy solicitation materials and the Company's Annual Report on Form 10-K for the year ended April 30, 1996, including financial statements, were mailed on or about July 3, 1996 to all stockholders entitled to vote at the meeting.

RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on June 28, 1996 (the "Record Date") are entitled to notice of and to vote at the meeting. As of May 25, 1996, 7,822,155 shares of the Company's Common Stock, $.001 par value, were issued and outstanding.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

         Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

         The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile or personal solicitation by directors, officers, regular employees or agents of the Company. No additional compensation will be paid to such persons for such services.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

         While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

         The Delaware Supreme Court has held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1997 Annual Meeting must be received by the Company no later than March 5, 1997 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NOMINEES

         The Company's Bylaws provide that the number of directors shall be established by the Board or the stockholders of the Company. The number currently fixed by the Board is five (5). The Company's Certificate of Incorporation provides that the directors shall be divided into three (3) classes, with the classes serving for staggered, three (3) year terms. Currently there are two (2) directors in Class I, one (1) director in Class II and two (2) directors in Class III. The Class I directors are up for election at the Annual Meeting and accordingly, two (2) Class I directors are to be elected at the Annual Meeting. Each Class I director will hold office until the 1999 Annual Meeting or until his successor has been duly elected and qualified. The term of the Class II director will expire at the Annual Meeting of Stockholders in 1997, and the term of each Class III director will expire at the Annual Meeting of Stockholders in 1998.

         Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominee named below each of whom currently is a director of the Company. In the event that a nominee of the Company becomes unable or declines to serve as director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board of Directors to fill such vacancy. It is not expected that the nominees listed below will be unable or will decline to serve as a director.

INFORMATION WITH RESPECT TO NOMINEES AND CONTINUING DIRECTORS

         Set forth below are the names of, and certain information as of July 3, 1996 about, the nominees for Class I director as well as the current Class II and Class III directors with unexpired terms.

                NAME                        AGE               PRINCIPAL OCCUPATION
- - -----------------------------------------   ---    -----------------------------------------------
NOMINEES FOR AND CURRENT CLASS I DIRECTOR
     Radu M. Vanco                          46     Executive Vice President and Chief Operating
                                                   Officer of Catalyst Semiconductor, Inc.


     Hideyuki Tanigami                      46     President and Chief Executive Officer of
                                                   Marubun USA Corporation

CONTINUING CLASS II DIRECTOR
     Patrick Verderico                      52     Executive Vice President and Chief Operating
                                                   Officer of Maxtor Corporation

CONTINUING CLASS III DIRECTORS
     C. Michael Powell                      45     Chairman, President, Chief Executive Officer
                                                   and Chief Financial Officer of Catalyst
                                                   Semiconductor, Inc.

     Lionel M. Allan                        52     President and Chief Executive Officer of Allan
                                                   Advisors, Inc.

         Except as indicated below, each nominee or incumbent director has been engaged in the principal occupation set forth above during the past five years. There are no family relationships between any directors or executive officers of the Company.

         C. Michael Powell joined the Company in August 1993. Mr. Powell has served as Chairman since August 1995, as Chief Financial Officer since October 1995, as Chief Executive Officer and a director of the Company since July 1994 and as President of the Company since August 1993. From August 1993 to July 1994, Mr. Powell served as Chief Operating Officer of the Company. From April 1990 to July 1993, Mr. Powell served as Vice President of Product

Lines at Cypress Semiconductor Corporation, a semiconductor company. From July 1988 to March 1990, Mr. Powell served as the Vice President, General Manager of the Memory Division of SEEQ Technology, Inc.. Prior to joining SEEQ, Mr. Powell held various management positions with Fairchild Semiconductor, Telmoss and Hewlett Packard. Mr. Powell holds Bachelors and Masters degrees in Physics from Georgia Institute of Technology as well as M.S.E.E. and MBA degrees from Stanford University.

         Radu M. Vanco joined the Company in November 1992. Mr. Vanco has served the Company as a director since November 1995, as Executive Vice President and Chief Operating Officer since October 1995 and as Vice President, Engineering, from November 1992 to October 1995. From 1991 to 1992, Mr. Vanco served as director of engineering of Cypress Semiconductor. From 1985 to 1991, Mr. Vanco held various positions at SEEQ Technology, Inc. Mr. Vanco holds an M.S. in Electrical Engineering from the Polytechnical Institute, Bucharest, Romania.

         Lionel M. Allan has served as a director of the Company since August 1995. Mr. Allan is President and Chief Executive Officer of Allan Advisors, Inc., a legal consulting firm that he founded in 1992. Previously, and for more than 20 years, Mr. Allan was in private law practice with Hopkins & Carley. Mr. Allan is also a director and past Chairman of the Board of KTEH Public Television Channel 54, in San Jose, California, a director of Accom, Inc., a digital video systems company, and a director of Custom Chrome, Inc., a motorcycle parts company.

         Hideyuki Tanigami has served as a director of the Company since February 1996. From 1985 to April 1994, Mr. Tanigami served as Vice President, Corporate Development, of the Company. From January 1996 to present, he has served as President and Chief Executive Officer of Marubun USA Corporation, an electronics distribution company. From June 1994 to present, he has also served as President of Technology Matrix, Inc., and since 1985 has been President of Tanigami Associates, an international consulting firm.

         Patrick Verderico has served as a director of the Company since April 1996. From April 1996 to present, Mr. Verderico has served as Executive Vice President and Chief Operating Officer of Maxtor Corporation, a hard disk drive company. From 1994 to March 1996, he served as Chief Financial Officer and Vice President, Finance and Administration, of Creative Technology, a multimedia products manufacturer. From 1992 to 1994, he served as Chief Financial Officer and Vice President, Finance and Administration, of Cypress Semiconductor, and from 1989 to 1992, served as Partner in Charge, West Region Manufacturing Consulting of Coopers & Lybrand, an independent public accounting and consulting firm. Prior thereto he held various positions with Phillips Semiconductors, National Semiconductor and Fairchild Semiconductor.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held a total of eleven (11) meetings during the period from April 1, 1995 to April 30, 1996 ("Fiscal Year 1996"), none of which were telephonic meetings. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing similar functions.

         The Audit Committee currently consists of Messrs. Tanigami and Verderico. The Audit Committee is charged with reviewing the Company's annual audit and meeting with the Company's independent accountants to review the Company's internal controls and financial management practices. The Audit Committee held two (2) meetings during the last fiscal year.

         The Compensation Committee currently consists of Messrs. Tanigami and Verderico. The Compensation Committee is responsible for reviewing and approving the Company's compensation policies and the compensation paid to executive officers. The Compensation Committee held nine (9) meetings during the last fiscal year.

         No incumbent director attended fewer than 75% of the meetings of the Board of Directors and of the committees on which such director served and that were held during the period such individual was a director during the Fiscal Year 1996.

COMPENSATION OF DIRECTORS

         The Company's non-employee directors, currently consisting of Messrs. Allan, Tanigami and Verderico, receive cash compensation in the amount of $3,600 for each quarter in which they attend one or more meetings of the Board of Directors. In addition, directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at such meetings.

         Each non-employee director of the Company is entitled to participate in the Company's 1993 Director Stock Option Plan (the "Director Option Plan") by receiving automatic grants of Common Stock of the Company. Initial grants under the Director Option Plan of options to purchase 20,000 shares each were made to Messrs. Allan, Tanigami and Verderico on August 14, 1995, February 10, 1996 and April 4, 1996, respectively, at exercise prices of $5.125, $6.00 and $5.00 per share, respectively. On April 1, 1996, Mr. Allan was granted options under the Director Option Plan to purchase 7,500 shares of Common Stock at an exercise price of $5.00 per share. Each option expires five years from the date of grant. All options which have been granted under the Director Option Plan are subject to cumulative yearly vesting over a three-year period commencing one year after the date of grant, and terminating five (5) years from the date of grant unless terminated sooner upon termination of the optionee's status as a director or otherwise pursuant to the Director Option Plan.

VOTE REQUIRED

         The two (2) nominees receiving the highest number of affirmative votes of the Votes Cast shall be elected as Class I directors. Votes withheld from the director will be counted for purposes of determining the presence or absence of a quorum but are not counted as affirmative votes. A broker non-vote will be counted for purposes of determining the presence or absence of a quorum, but, under Delaware law, will have no other legal effect upon the election of directors.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

                                   PROPOSAL 2
                 APPROVAL OF AMENDMENT OF THE STOCK OPTION PLAN

         At the Annual Meeting, stockholders are being asked to approve an amendment (the "Option Plan Amendment") to the Catalyst Semiconductor, Inc. Stock Option Plan (the "Option Plan") that would increase the shares reserved for issuance thereunder by 830,000 shares of Common Stock.

GENERAL

         The Option Plan provides for the grant of options, stock purchase rights, stock appreciation rights ("SARs") and long-term performance awards to officers, employees and consultants of the Company. The aggregate number of shares reserved for issuance under the Option Plan includes options previously granted and exercised under the Option Plan. The increase in shares reserved for issuance under the Option Plan has been necessitated by the hiring of new employees and the grant of additional stock options to current employees as previously granted options vest and become exercisable. The increase will provide additional stock to continue the Company's policy of equity ownership by employees and consultants as an incentive to contribute to the Company's success.

         The Option Plan was adopted by the Board of Directors and approved by the stockholders in 1989. An amendment and restatement of the Option Plan to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to allow for cashless exercises and to increase the number of shares available for issuance thereunder was approved by the Board of Directors in March 1993 and by the stockholders in May 1993.

         Amendments to the Option Plan to increase the number of shares available for issuance thereunder and to limit the number of options, SARs and stock purchase rights an employee may be granted under the Option Plan in any fiscal year of the Company were approved by the Board of Directors in June 1995 and by the stockholders in July 1995. On May 30, 1996, the Board of Directors approved the Option Plan Amendment subject to approval of the Company's stockholders. The stockholders are being asked to approve the Option Plan Amendment at the Annual Meeting.

         Options granted under the Option Plan may be either "incentive stock options" within the meaning of Section 422 of the Code or nonstatutory stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. The Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         A total of 3,330,000 shares of Common Stock have been reserved for issuance over the term of the Option Plan, including the 830,000-share increase for which stockholder approval is sought under this Proposal 2. As of April 30, 1996 and after giving effect to the Option Plan Amendment, 685,000 shares had been issued upon exercise of options granted under the Option Plan, options for 2,286,000 shares were outstanding under the Option Plan (including options for 471,000 shares subject to stockholder approval at the Annual Meeting) and 359,000 shares remained available for future grants (subject to stockholder approval at the Annual Meeting). As of April 26, 1996, the fair market value of shares underlying outstanding options was approximately $6.6875 per share based upon the closing price of the Common Stock as reported on the Nasdaq National Market on such date.

         The Company cannot now determine the exact number of options to be granted in the future to the Named Officers, all current executive officers as a group or all employees (excluding executive officers). See "Additional Information -- Employee Benefit Plans -- Option Grants in Fiscal Year 1996" for the number of stock options granted to the Named Officers in Fiscal Year 1996. During Fiscal Year 1996, (i) options to purchase 405,000 shares of Common Stock were granted under the Option Plan to all Named Officers, (ii) options to purchase 575,000 shares of Common Stock were granted under the Option Plan to the current executive officers as a group (5 persons), (iii) options to purchase 50,000 shares of Common Stock were granted under the Option Plan to current directors who are not executive officers as a group and (iv) options to purchase 725,000 shares of Common Stock were granted under the Option Plan to all employees including current officers who are not executive officers, as a group.

PURPOSE

         The purpose of the Option Plan is to provide incentive to eligible employees, consultants and officers whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain qualified personnel for the successful conduct of its business.

ADMINISTRATION

         The Option Plan may be administered by the Board of Directors or by a committee of the Board of Directors and shall be administered in a manner that complies with Rule 16b-3 under the Exchange Act. Currently the Option Plan is administered by the Compensation Committee of the Board of Directors. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Option Plan. All questions of interpretation of the Option Plan are determined by the Board of Directors or its committee and its decisions are final and binding upon all participants.

ELIGIBILITY

         The Option Plan provides that either incentive stock options or nonstatutory options may be granted to employees (including officers and directors who are also employees) of the Company or any of its subsidiaries. In addition, the Option Plan provides that nonstatutory options may be granted to consultants (not including directors who are not compensated for their services or are paid only a director's fee by the Company) of the Company or any of its subsidiaries. The Board of Directors or its committee selects the optionees and determines the number of shares to be subject to each option. In making such determination, there are taken into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company, and other relevant factors.

         The Option Plan provides that the maximum number of shares of Common Stock which may be granted under options (or rights) to any one employee during any fiscal year shall be 750,000, provided that the Company may make an additional one time grant of options (or rights) for 250,000 shares for any newly hired employee. This limitation is intended to preserve the Company's ability to deduct for federal income tax purposes any compensation expense relating to stock options granted to certain executive officers under the Option Plan. Without this limitation, federal tax legislation enacted in 1993 might not allow the Company to deduct such compensation expense.

         In addition to the foregoing limitation on discretion for certain grants, there is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

TERMS OF OPTIONS

         Each option is evidenced by a stock option agreement between the Company and the optionee. Each option is subject to the following additional principal terms and conditions:

         (a) Exercise of the Option. The Board of Directors or its committee determines when options may be exercised. In general, such options become exercisable on a ratable basis over four years. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering of payment of the purchase price. The option exercise price may be paid in cash, promissory note, shares of the Company's Common Stock, or through a broker-dealer sale and remittance procedure which will allow the optionee to exercise the option and sell the purchased shares on the same day, with the sale proceeds used to satisfy the option price payable for the purchased shares.

         (b) Exercise Price. The exercise price of each option granted under the Option Plan is determined by the Board of Directors or its committee and, in the case of an incentive stock option, may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. The fair market value per share is equal to the closing price of the Company's Common Stock on the Nasdaq National Market on the last market trading day prior to the date of grant. In the case of an incentive stock option granted to an optionee who owns more than 10% of the voting power of all classes of stock of the Company, its parent or subsidiaries, the exercise price must not be less than 110% of the fair market value on the date of the grant.

         (c) Termination of Employment. Currently, the Option Plan provides that if the optionee's employment or consulting relationship terminates for any reason other than disability or death, options under the Option Plan may be exercised the period of time determined by the Board or Committee at the date of grant but not later than six months (three months in the case of an incentive stock option) after such termination and may be exercised only to the extent the option was exercisable on the date of termination. In no event (either under the current terms of the Option Plan or under the proposed amendments thereto) may an option be exercised by any person after the expiration of its term.

         (d) Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his total and permanent disability, options may be exercised within six months of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may an option be exercised after its expiration date.

         (e) Death. Under the Option Plan, if an optionee should die while employed or retained by the Company, options may be exercised within six months after the date of death (or such other period of time not exceeding twelve months as is determined by the Board or its committee and specified in the option agreement) to the extent the options would have been exercisable on the date of death. In no event may an option be exercised after its expiration date.

         (f) Term of Options. The Option Plan provides that options granted under the Option Plan shall be exercisable during the period of time specified by the Board of Directors or its committee as provided in the option agreement but as to incentive stock options, no later than ten years from the date of grant. In general, these agreements provide for a term of ten years. Incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of the Company, its parents or subsidiaries, may not in any case have a term of more than five years. No option may be exercised by any person after its expiration date.

         (g) Option Not Transferable. An option is not transferable by the optionee other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime and in the event of the optionee's death by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the optionee's death.

         (h) Acceleration of Options. In the event of a merger of the Company with or into another corporation or a sale of substantially all of the Company's assets, each option will be assumed or an equivalent option substituted by the successor corporation. In the event that the successor corporation does not assume the option or substitute an equivalent option, the Board shall provide that the exercisability of all outstanding options shall be automatically accelerated and that the options shall be exercisable for a period of not less than fifteen (15) days following the date notice of such acceleration is given.

         (i) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Option Plan as may be determined by the Board of Directors or its committee.

OTHER AWARDS

         The Option Plan also allows the Company to grant SARs, stock purchase rights and long-term performance awards. SARs may be granted in connection with or independent of options and entitle the holder thereof to receive an amount, in cash or Common Stock, at the Company's discretion, equal to the excess of the fair market value of the shares subject to the SAR on the date of its exercise over the fair market value on the date of grant. Stock purchase rights allow an offeree to purchase stock, subject to a right of the Company to repurchase unvested shares in the event of termination of employment. Shares purchased pursuant to stock purchase rights vest over time, based on continued employment. Long-term performance awards are cash or stock bonus awards which may be earned over a specified period after grant, based upon performance or employment factors. No SARs, stock purchase rights or long-term performance awards have been granted under the Option Plan.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event any change is made in the Company's capitalization upon any stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock or any other increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option, the number of shares subject to each option, the annual limitation on grants to employees, as well as the number of shares available for issuance under the Option Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Board of Directors or its committee.

AMENDMENT AND TERMINATION

         The Board of Directors may amend the Option Plan at any time or from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for any amendment to the Option Plan that increases the number of shares that may be issued under the Option Plan, modifies the standards of eligibility, modifies the limitation on grants to employees described in the Option Plan or results in other changes which would require stockholder approval to qualify options granted under the Option Plan as performance-based compensation under Section 162(m) of the Code, or so long as the Company has a class of equity securities registered under Section 12 of the Exchange Act, materially increases the benefits to participants that may accrue under the Option Plan. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the Option Plan. Unless sooner terminated, the Option Plan will terminate on December 31, 2002, provided that any outstanding option, SAR, stock purchase right or long term performance award under the Option Plan shall remain outstanding until they expire by their terms.

FEDERAL INCOME TAX ASPECTS OF THE OPTION PLAN

         Options granted under the Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

         If an option granted under the Option Plan is an incentive stock option, under U.S. tax laws the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise. However, the excess of the value of the stock subject to the option over the exercise price will be an item of alternative minimum taxable income which could result in the optionee being subject to the alternative minimum tax for the year of exercise. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain under

U.S. tax laws. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized under U.S. tax laws as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. Under current U.S. tax laws, the tax rate on long-term capital gains under U.S. tax laws is capped at 28%. Capital losses are allowed under U.S. tax laws in full against capital gains plus $3,000 of other income.

         All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income under U.S. tax laws at the time he or she is granted a nonstatutory option. However, upon its exercise, under U.S. tax laws the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or 10% stockholder of the Company, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated under U.S. tax laws as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

         Stock purchases, stock appreciation rights and long-term performance awards will generally be taxed in the same manner as the exercise of a nonstatutory stock option.

         THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON HOLDERS OF OPTIONS OR UPON THE COMPANY. IT ALSO DOES NOT REFLECT PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE.

VOTE REQUIRED

         The affirmative vote of a majority of the Votes Cast shall be required to approve the proposed amendments to the Option Plan. If an insufficient number of affirmative votes are obtained, the amendments to the Option Plan will not be implemented.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE PROPOSED AMENDMENT TO THE OPTION PLAN.

                                   PROPOSAL 3
          APPROVAL OF AMENDMENT OF THE 1993 DIRECTOR STOCK OPTION PLAN

         At the Annual Meeting, stockholders are being asked to approve an amendment (the "Director Plan Amendment") to the Catalyst Semiconductor, Inc. 1993 Director Stock Option Plan (the "Director Option Plan") that would increase the shares reserved for issuance thereunder by 50,000 shares of Common Stock.

GENERAL

         The Director Option Plan provides for the grant of options to directors who are not employees of the Company. The aggregate number of shares reserved for issuance under the Director Option Plan includes options previously granted and exercised under the Director Option Plan. The increase in shares reserved for issuance under the Director Option Plan has been necessitated by the grant of additional stock options to current directors as previously granted options vest and become excercisable. The increase will provide sufficient additional stock to continue the Company's policy of attracting and retaining highly qualified personnel to serve as outside directors of the Company.

         The Director Option Plan was adopted by the Board of Directors in October 1991 and approved by the stockholders in May 1993. On May 30, 1996 the Board of Directors approved the Director Plan Amendment, subject to approval of the Company's stockholders. The stockholders are being asked to approve the Director Plan Amendment at the Annual Meeting.

         A total of 220,000 shares of Common Stock have been reserved for issuance over the term of the Director Option Plan, including the 50,000-share increase for which stockholder approval is sought in this Proposal 3. As of April 30, 1996, and after giving effect to the Director Plan Amendment, 39,000 shares had been issued upon exercise of options granted under the Director Option Plan, options for 88,332 shares were outstanding under the Director Option Plan and 42,500 shares remained available for future grants. As of the date hereof, an additional 50,000 shares are available for grant subject to stockholder approval at the Annual Meeting. Shares not purchased under an option prior to its expiration will be available for future option grants under the Director Option Plan. As of April 30, 1996, the fair market value of shares subject to outstanding options was approximately 6.6875 per share, based upon the closing price of the Common Stock as reported on the Nasdaq National Market on such date.

         Employees and employee directors are ineligible to participate in the Director Option Plan (other than with respect to options granted to them under the Director Option Plan prior to commencement of employment with the Company). The Company cannot now determine the exact number of options to be granted in the future under the Director Option Plan. See "Proposal 1--Election of Directors--Director Compensation" for the number of stock options granted to the three current directors who are not employees of the Company during Fiscal Year 1996. See "--Eligibility" for a description of the basis upon which stock options are granted under the Director Option Plan.

PURPOSE

         The purpose of the Director Option Plan is to attract and retain highly qualified personnel to serve as outside directors of the Company.

ADMINISTRATION

         The Director Option Plan is designed to work automatically and not to require administration. However, to the extent administration is necessary, it will be provided by the Board of Directors. No discretion concerning decisions regarding the Director Option Plan shall be afforded to any person who is not a "disinterested" person under Rule 16b-3 promulgated under the Exchange Act. The interpretation and construction of any provisions of the Director Option Plan by the Board of Directors shall be final and conclusive. Members of the Board receive no additional compensation for their services in connection with the administration of the Director Option Plan.

ELIGIBILITY

         The Director Option Plan currently provides for the grant of nonstatutory options to non-employee directors of the Company. As currently in effect, each such director is granted an option to purchase 20,000 shares of Common Stock (the "Initial Option") on the date on which such person first becomes a director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy or termination of employment by the Company while remaining as a director. Thereafter, on April 1 of each year, each non-employee director is granted an option to purchase 7,500 shares of Common Stock (the "Subsequent Option") if, on such date, he or she has served on the Company's Board for at least six months.

         Except for automatic option grants under the Director Option Plan, non-employee directors will not be eligible to receive any additional option grants or stock issuances under the Director Option Plan. The Director Option Plan provides for neither a maximum nor a minimum number of shares subject to options that may be granted to any one non-employee director, but does provide for the number of shares which may be included in any grant and the method of making a grant. The Company currently has three non-employee directors.

TERMS OF OPTIONS

         Options granted under the Director Option Plan have a term of five years. Each option is evidenced by an option agreement between the Company and the director to whom such option is granted and is subject to the following additional terms and conditions:

         (a) Rule 16b-3. Options granted to directors must comply with the applicable provisions of Rule 16b-3, or any successor thereto, and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Director Option Plan transactions.

         (b) Exercise of the Option: Currently, the Director Option Plan provides that each option becomes exercisable cumulatively to the extent of 1/3 of the shares subject to the option on each of the first three anniversaries of the date of grant. In either case, options granted under the Director Option Plan are exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, an exchange of shares of the Company's Common Stock, which have been held for at least six months, through a broker-dealer sale and remittance procedure which will allow the optionee to exercise the option and sell the purchased shares with sale proceeds used to satisfy the option price payable for the purchased shares, delivery of an irrevocable subscription agreement for the shares which irrevocably obligates the optionee to take and pay for the shares not more than 12 months after the date of delivery of the subscription agreement, or a combination thereof.

         (c) Option Price: The option price is determined by the Board of Directors and under the Director Option Plan is 100% of the fair market value of the Company's Common Stock on the date of grant. The Board of Directors determines such fair market value based upon the closing sales price of the Company's Common Stock on the Nasdaq National Market on the date of grant, or if not a market trading day, on the last market trading day prior to the date of grant.

         (d) Termination of Status as a Director: The Director Option Plan provides that if an optionee ceases to serve as a director of the Company for any reason other than death or disability, options may be exercised within six months after the date he or she ceases to be a director as to all or part of the shares that the optionee was entitled to exercise at the date of such termination but in no event may an option be exercised after its expiration date.

         (e) Death: If an optionee should die while serving as a director of the Company, the option may be exercised at any time within one year after death but only to the extent that the options were exercisable as of the date of death but in no event after the expiration date of the option.

         (f) Disability: If an optionee is unable to continue his or her service as a director of the Company as a result of his or her total and permanent disability, the option may be exercised at any time within six months of his or her termination, but only to the extent he or she was entitled to exercise it at the date of such termination. In no event may an option be exercised after its termination date.

         (g) Termination of Options: No option is exercisable by any person after the expiration of five years from the date the option was granted.

         (h) Nontransferability of Options: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and is exercisable only by the optionee or a permitted transferee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

         (i) Acceleration of Options: In the event of a merger or consolidation of the Company with or into another corporation involving a change of control of the Company, sale of all or substantially all of the assets of the Company, or change of half of the incumbent directors following a meeting of stockholders, the exercisability of the outstanding options shall be automatically accelerated and each option shall be assumed by the successor corporation and remain exercisable for a period of at least 90 days.

         (j) Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the Director Option Plan as may be determined by the Board of Directors.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

         In the event any change is made in the Company's capitalization such as a stock split, reverse stock split, recapitalization, stock dividend or other change in capital structure, an appropriate adjustment shall be made in the number and class of shares of stock subject to the Director Option Plan, the option price and in the number of shares subject to each option.

AMENDMENT AND TERMINATION

         The Board of Directors may amend the Director Option Plan from time to time or may terminate it without approval of the stockholders, but no amendment or termination shall be made that would impair the rights of any optionee under any prior grant without his or her consent. In addition, the Company shall obtain stockholder approval of any amendment to the Director Option Plan in such a manner and to the extent necessary to comply with Rule 16b-3 under the Exchange Act, the provisions of the Code, or any other applicable law or regulation. Further, the provisions of the Director Option Plan concerning the grants of options under the Director Option Plan may not be amended more than once every six months. In any event, the Director Option Plan will terminate on April 30, 2003.

TAX INFORMATION

         Options granted under the Director Option Plan are nonstatutory stock options. Under U.S. tax laws an optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. Because the optionee is a director of the Company, the date of taxation under U.S. tax laws (and the date of measurement of taxable ordinary income) may be deferred in certain circumstances unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). Under U.S. tax laws capital gain is fully included in gross income. Capital losses are allowed in full against capital gains plus $3,000 of other income. The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income under U.S. tax laws with respect to shares acquired upon exercise of a nonstatutory option.

         THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON HOLDERS OF OPTIONS OR UPON THE COMPANY. IT ALSO DOES NOT REFLECT PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE.

VOTE REQUIRED

         The affirmative vote of a majority of the Votes Cast shall be required to approve the proposed amendment to the Director Option Plan. If an insufficient number of affirmative votes are obtained, the amendment to the Director Option Plan will not be implemented.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE PROPOSED AMENDMENT TO THE OPTION PLAN.

                                   PROPOSAL 4
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected Price Waterhouse LLP, independent accountants, to audit the financial statements of the Company for the year ending April 30, 1997, and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from stockholders.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING APRIL 30, 1997.

                             ADDITIONAL INFORMATION

EXECUTIVE COMPENSATION

         The following table shows the compensation paid by the Company in Fiscal Years 1996, 1995 and 1994 to (i) the Company's Chief Executive Officer,
(ii) the four most highly compensated officers other than the Chief Executive Officer who served as executive officers at April 30, 1996, and (iii) two highly compensated individuals who would have qualified under (ii) above except they were not serving as executive officers at April 30, 1996 (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                     ANNUAL COMPENSATION              LONG TERM COMPENSATION
                               ------------------------------  ------------------------------------
                                                                         AWARDS           PAYOUTS
                                                               ------------------------- ----------
                                                      OTHER
                                                     ANNUAL    RESTRICTED   SECURITIES              ALL OTHER
   NAME AND PRINCIPAL                                COMPEN-      STOCK     UNDERLYING     LTIP     COMPENSA-    FISCAL
        POSITION               SALARY($)  BONUS($)  SATION($)   AWARDS($)  OPTIONS(#)(1) PAYOUTS($) TION($)(2)    YEAR
- - --------------------------     ---------  --------  ---------  ----------  ------------- ---------- ----------   ------
C. Michael Powell............  $331,501   $ 38,210       --                  150,000                 $13,577       1996
  President, Chief             $259,519   $ 30,000       --          --      350,000        --       $16,344       1995
  Executive Officer and        $149,038   $100,000       --          --           --        --       $12,596       1994
  Chief Financial Officer

Radu M. Vanco................  $222,270   $  9,334                           155,000                    $513       1996
 Executive Vice President      $188,808   $ 20,000       --          --      169,166        --            --       1995
  and Chief Operating Officer  $155,558         --       --          --           --        --            --       1994


Alan L. Renninger............  $142,847         --       --          --       20,000        --          $478       1996
  Vice President,              $127,452         --       --          --       40,000        --          $432       1995
  Technology Development       $ 69,712         --       --          --           --        --           $58       1994

Chris Carstens...............  $134,770         --       --          --       50,000        --          $261       1996
  Vice President, Quality      $118,808   $ 10,000       --          --       75,000        --          $232       1995
  and Reliability              $ 30,077         --       --          --           --        --            --       1994

Donald B. Witmer(3)..........  $217,367         --       --          --       30,000        --          $211       1996
  Vice President of Finance    $179,760   $ 17,500       --          --      168,223        --            --       1995
  and Administration           $163,846   $ 40,000       --          --           --        --            --       1994

Bharat Kumar (B.K.) Marya(4).  $137,500         --       --          --           --        --       $35,688       1996
  Chairman of the Board of     $210,577         --       --          --      223,333        --       $35,513       1995
  Directors and Chief          $257,855         --       --          --           --        --       $34,451       1994
  Executive Officer

- - --------------
(1) The options listed with respect to Fiscal Year 1995 long-term compensation awards include options granted upon the repricing (and consequent cancellation) of previously granted options. Options to purchase the following number of shares granted to the following persons in Fiscal Year 1995 were issued as a result of the repricing on May 14, 1994 of previously granted options: Mr. Powell - 250,000 (all of which were originally granted in Fiscal Year 1994); Mr. Vanco - 121,666 (69,445 of which were originally granted in Fiscal Year 1994 and 52,221 of which were originally granted in Fiscal Year 1993); Mr. Renninger - 30,000 (all of which were originally granted in Fiscal Year
         1994); Mr. Carstens - 30,000 (all of which were originally granted in Fiscal Year 1994); Mr. Witmer - 117,222 (100,556 of which were originally granted in Fiscal Year 1994 and 16,666 of which were originally granted in Fiscal Year 1993);; and Mr. Marya - 183,333 (100,000 of which were originally granted in Fiscal Year 1994 and 83,333 of which were originally granted in Fiscal Year 1993);. Such repriced options have not been reflected as grants in prior Fiscal Year long-term compensation awards. The repriced options retain the same term and vesting schedule as the options that were replaced.

(2) The amount included under "All Other Compensation" represents the dollar value of term life insurance premiums paid by the Company for the benefit of such Named Officer.

(3) Mr. Witmer terminated his employment with the Company on September 29, 1995. Of the salary paid in Fiscal Year 1996, $106,425 constituted consulting fees paid subsequent to his termination. See "Certain Relationships and Related Transactions."

(4) Mr. Marya terminated his employment with the Company on July 13, 1994. All salary referenced above following Mr. Marya's termination of employment in Fiscal Year 1995 and in Fiscal Year 1996 constituted payment pursuant to a severance and consulting agreement with Mr. Marya. See "Certain Relationships and Related Transactions."

EMPLOYEE BENEFIT PLANS

         Each current Named Officer is entitled to participate in the Option Plan. The Option Plan provides for the grant of options, stock purchase rights, SARs and long-term performance awards. For a description of the Option Plan see "Proposal 2 -- Approval of Amendment to Stock Option Plan."

         The following table sets forth certain information with respect to stock option granted during Fiscal Year 1996 to the Named Officers. No SARs were granted in Fiscal Year 1996. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation from the option exercise price of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock.

                        OPTION GRANTS IN FISCAL YEAR 1996

                                               INDIVIDUAL GRANTS                               POTENTIAL REALIZABLE VALUE AT
                             ------------------------------------------------------------      ASSUMED ANNUAL RATES OF STOCK
                                NUMBER OF       PERCENT OF TOTAL                            PRICE APPRECIATION FOR OPTION TERM
                                SECURITIES      OPTIONS GRANTED     EXERCISE                ----------------------------------
                                UNDERLYING      TO EMPLOYEES IN     OR BASE    EXPIRATION
           NAME              OPTIONS GRANTED(#)   FISCAL YEAR     PRICE($/SH)     DATE       5% ($)                    10% ($)
- - ---------------------------  ------------------ ----------------  -----------  ----------   --------                  --------
C. Michael Powell..........       50,000              3.7%           $5.25      07/17/05    $165,085                  $418,357
                                 100,000              7.4%           $6.00      02/10/06    $377,337                  $956,245
Radu M. Vanco..............       50,000              3.7%           $5.25      07/17/05    $165,085                  $418,357
                                  50,000              3.7%           $7.25      11/18/05    $227,974                  $577,732
                                  55,000              4.1%           $6.00      02/10/06    $207,535                  $525,935
Alan L. Renninger..........       10,000              0.7%           $7.25      11/18/05     $45,595                  $115,546
                                  10,000              0.7%           $6.00      02/10/06     $37,734                   $95,625
Chris Carstens.............       25,000              1.9%           $5.25      07/17/05     $82,542                  $209,179
                                  25,000              1.9%           $6.00      02/10/06     $94,334                  $239,061
Donald B. Witmer...........       30,000              2.2%           $5.25      07/17/05     $99,051                  $251,014

         The following table sets forth information with respect to options exercised in Fiscal Year 1996 by the Named Officers and the value of unexercised options at April 30, 1996.

AGGREGATE OPTION EXERCISES IN FISCAL YEAR 1996 AND FISCAL YEAR-END OPTION VALUES

                                                                NUMBER OF SECURITIES
                                                                     UNDERLYING              VALUE OF UNEXERCISED
                                                               UNEXERCISED OPTIONS AT       IN-THE-MONEY OPTIONS AT
                                                                APRIL 30, 1996 ($)           APRIL 30, 1996 (#)(1)
                            SHARES ACQUIRED     VALUE       ----------------------------   --------------------------
           NAME             ON EXERCISE (#)  RECEIVED ($)   EXERCISABLE    UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
- - --------------------------- ---------------  ------------   -----------    -------------   -----------  -------------
C. Michael Powell.........       25,000        $102,190        156,250        318,750         $742,209      $942,214
Radu M. Vanco.............       48,500        $119,558         44,990        230,676         $213,708      $726,036
Alan L. Renninger.........       11,500         $34,595          8,792         39,708          $41,763      $167,366
Chris Carstens............            0              $0         32,645         92,355         $147,271      $242,417
Donald B. Witmer..........      115,724        $556,408         63,500              0         $202,250            $0
B.K. Marya................            0              $0        310,774              0       $1,445,700            $0

- - ----------------
(1) The fair market value of the Company's Common Stock at the close of business on April 26, 1996 was $6.6875.

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report and the Performance Graph shall not be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT

         The following is a report of the Compensation Committee of the Board of Directors of the Company (the "Committee") describing the compensation philosophy and parameters applicable to the Company's executive officers with respect to the compensation paid to such officers during Fiscal Year 1996. The actual compensation paid to the Named Officers during fiscal year 1996 is shown in the "Summary Compensation Table."

         The Committee is responsible for reviewing and approving the Company's compensation policies and the actual compensation paid to the Company's executive officers. At the end of Fiscal Year 1996, the Committee was comprised of two (2) of the non-employee directors, Hideyuki Tanigami and Patrick Verderico.

         Compensation Philosophy. The general philosophy of the Company's compensation program is to offer the Company's Chief Executive Officer and other executive officers competitive compensation packages based upon both the Company's performance as well as the individual's performance and contributions. The Company's compensation policies are intended to motivate and reward highly qualified executives for long-term strategic management and the enhancement of stockholder value, to support a performance-oriented environment that rewards achievement of specific internal Company goals and to attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company. The Company's compensation program is comprised of three main components, Base Salary, Bonus Plan and Stock Options.

         Base Salary. Base salary for executive officers is set annually by reviewing the competitive pay practices of comparable companies, the skills and performance level of the individual executives and the needs of the Company.

         Bonus Plan. The Company's officers are eligible for bonuses under the terms of individual bonus arrangements. When bonuses are given, they are based upon the individual's achievement of specific corporate goals as well as the individual's experience and contributions to the success of the Company.

         During Fiscal Year 1996, the following executive officers received bonuses: C. Michael Powell and Radu M. Vanco. No other executive officer received a bonus during Fiscal Year 1996. See "Certain Relationships and Related Transactions."

         Stock Options. The Committee believes that stock options provide additional incentives to officers to work toward maximizing stockholder value. The Committee views stock options as one of the more important components of the Company's long-term, performance-based compensation philosophy. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants based upon performance and promotions, as well as additional grants to provide continuing motivation as earlier grants vest in full. Options granted by the Company to its executive officers and other employees have exercise prices equal to fair market value at the time of grant and, generally, vest over a four-year period.

         Severance Arrangements. See "Certain Relationships and Related Transactions" for a description of severance arrangements for certain executive officers.

         Compensation for the Chief Executive Officer. Mr. Powell's base salary was established at a level which the Committee determined to be similar to the amounts paid by comparably sized companies. Mr. Powell received a bonus of $38,210 in Fiscal Year 1996 which equaled the principal and accrued interest due and payable on a loan owed to the Company, and a tax gross-up for such payment pursuant to the agreement entered into between Mr. Powell and the Company. See "Certain Relationships and Related Transactions."

         The Committee considers equity based compensation, in the form of stock options, to be an important component of a Chief Executive Officer's compensation. These grants are intended to motivate leadership for long-term Company growth and profitability. During Fiscal Year 1996, Mr. Powell was granted options to purchase 50,000 shares and 100,000 shares of the Company's Common Stock at prices of $5.25 and $6.00 per share, respectively.

         Tax Deductibility of Executive Compensation. The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the federal Revenue Reconciliation Act of 1993. This Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1,000,000 in any taxable year for any of the executive officers named in the Proxy Statement, unless compensation is performance-based. The Committee has studied the impact of Section 162(m) on the Company's Option Plan.

                                         THE COMPENSATION COMMITTEE
                                         OF THE BOARD OF DIRECTORS


                                         Hideyuki Tanigami
                                         Patrick Verderico

PERFORMANCE GRAPH

         The following line graph compares the annual percentage change in the cumulative total stockholder return for the Company's Common Stock with the S&P 500 Index and the S&P Electronics (Semi/Components) Index for the period commencing May 11, 1993 (the date the Company's Common Stock first traded on the NASDAQ National Market) and ending on May 1, 1996. The graph assumes that $100 was invested on May 11, 1993, the date of the Company's initial public offering, and that all dividends are reinvested. Historic stock price performance should not necessarily be considered indicative of future stock price performance.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
             AMONG CATALYST SEMICONDUCTOR, INC., THE S & P 500 INDEX
                AND THE S & P ELECTRONICS (SEMICONDUCTORS) INDEX

                                     [GRAPH]

                                        5/11/93      3/94      3/95      4/96
Catalyst Semiconductor, Inc.            $100.00      $41.00    $37.00    $50.00
S & P 500                               $100.00     $104.00   $120.00   $161.00
S & P Electronics (Semiconductors)      $100.00     $140.00   $168.00   $217.00

SECURITY OWNERSHIP

         The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of May 25, 1996 by (i) each beneficial owner of more than 5% of the Company's Common Stock,
(ii) each director, (iii) each Named Officer and (iv) all directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                             SHARES BENEFICIALLY OWNED
                                            ---------------------------
                                             NUMBER          PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER        OF SHARES           TOTAL
- - ------------------------------------        ---------        ----------
United Microelectronics Corp........         650,000            8.3%
  No. 13, Innovation Road I
  Science-Based Industrial Park
  Hsin-Chei City, Taiwan R.O.C.

Bharat Kumar (B.K.) Marya(1)........         465,554            5.7%
  P.O. Box 250
  Los Altos, California  94023

C. Michael Powell(2)................         209,498            2.6%

Radu M. Vanco(2)....................          66,537            *

Lionel M. Allan(2)..................           2,783            *

Hideyuki Tanigami(2)................          27,150            *

Patrick Verderico...................               0            *

Chris Carstens(2)...................          43,207            *

Alan L. Renninger(2)................          10,916            *

Donald B. Witmer(3).................          63,500            *

All current directors and executive
officers as a group (7 persons)              360,091            4.4%
(2).................................

- - -----------------

* Percentage of shares beneficially owned is less than one percent of total.

(1) Includes shares issuable upon exercise of stock options as of May 25, 1996 or within 60 days thereafter as follows: 87,441 shares at $1.8000; 183,333 shares at $1.9375; and 40,000 shares at $3.00. Includes shares held by the B.K. Marya Revocable Living Trust and by Kamlesh Kumari, the mother-in-law of Mr. Marya (including shares held by Ms. Kumari as trustee of certain trusts for Mr. Marya's children. Mr. Marya disclaims beneficial ownership of such shares.

(2) Includes shares issuable upon exercise of stock options as of May 25, 1996 or within 60 days thereafter as follows:


       C. Michael Powell.......................     126,602 shares at   $1.9375
                                                     48,396 shares at   $1.9370
                                                     12,500 shares at   $5.2500

       Radu M. Vanco...........................      40,143 shares at   $1.9375
                                                     13,894 shares at   $1.9370
                                                     12,500 shares at   $5.2500
       Lionel M Allan..........................       2,783 shares at   $1.9375
       Hideyuki Tanigami.......................       5,276 shares at   $1.9375
                                                     21,874 shares at   $1.9370

       Chris Carstens..........................      20,916 shares at   $1.9375
                                                     16,041 shares at   $2.5000
                                                      6,250 shares at   $6.0000

       Alan L. Renninger.......................       8,000 shares at   $1.9375
                                                      2,916 shares at   $1.9375

(3) Mr. Witmer's employment with the Company terminated on September 29, 1995. Includes shares issuable upon exercise of stock options as of May 25, 1996 or within 60 days thereafter as follows: 33,500 shares at $1.9375; 30,000 shares at $5.25

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In connection with his termination as Chairman of the Board of Directors, the Company entered into a severance and consulting agreement with B.K. Marya dated August 14, 1995 pursuant to which Mr. Marya agreed to provide consulting services for a one year period and in exchange would receive 12 monthly payments of $12,500 through August 1996.

         In connection with his termination as Vice President, Finance and Administration and Chief Financial Officer, the Company entered into a severance and consulting agreement with Donald B. Witmer dated August 30, 1995 pursuant to which Mr. Witmer agreed to provide consulting services for a six-month period and in exchange would receive twelve bi-monthly payments of $7,812.50 through March 1996, and further accelerated the vesting of options to purchase 118,286 shares of the Company's Common Stock, such options to terminate March 31, 1998.

         In March 1994, the Company loaned Radu M. Vanco, then Vice President Engineering and, since October 1995, Executive Vice President and Chief Operating Officer, $100,000 payable in two years with interest at 6% per annum. The loan proceeds were used by Mr. Vanco for his home. On March 12, 1996, the Company and Mr. Vanco agreed to a bonus arrangement which has the effect of (a) forgiving the principal and accrued interest on the note on a monthly basis over two years commencing March 16, 1996 as long as he remains employed by the Company and (b) forgiving the principal and accrued interest immediately if he is terminated without cause or in the event of a change of control. The principal and accrued interest on the note becomes immediately due and payable if he voluntarily resigns or is terminated for cause. At the end of Fiscal Year 1996, $102,667 in principal and accrued interest were outstanding on the note.

         In September 1995, the Company loaned C. Michael Powell, Chairman, Chief Executive Officer, President and Chief Financial Officer of the Company, $200,000 payable in five years with interest at 7% per annum. The loan proceeds were used by Mr. Powell for his home. The agreement between the parties provides for a bonus arrangement which has the effect of (a) forgiving the principal and accrued interest on the note over five years on a monthly basis commencing October 7, 1995 as long as he remains employed by the Company and (b) forgiving the principal and accrued interest immediately if he is terminated without cause or in the event of a change of control. In addition he receives an amount equal to any federal or state taxes payable with respect to such bonuses. The principal and accrued interest on the note becomes immediately due and payable if he voluntarily resigns or is terminated for cause. At the end of Fiscal Year 1996, $180,099 in principal and accrued interest were outstanding on the note.

         The Company entered into employment agreements with Messrs. Powell, Vanco and Carstens in August, October and April 1995, respectively, which entitle such officers to a one-time severance payment upon any involuntary termination by the Company without cause. Pursuant to the terms and conditions of said agreements, for terminations resulting from a merger, sale or change in ownership of the Company, severance payments shall be as follows: Mr. Powell will receive to 2, 1 1/2, 1 and 1/2 times his salary if terminated within one, two, three or more than three years, respectively, of his agreement; Mr. Vanco will receive 1 1/2, 1 and 1/2 times his salary if terminated within one, two or more than two years, respectively, of his Agreement; and Mr. Carstens will receive one-half his salary if so terminated. If involuntary termination without cause should occur in the absence of a merger, sale or change in control of the Company, then the severance payment for Messrs. Powell, Vanco and Carstens shall equal 1, 1/2 and 1/4 times their respective annual salaries. For the purposes of determining the severance payments described above, salary is defined as the salary payable to an officer for the fiscal year in which such officer's termination occurs.

         The Company has entered into separate indemnification agreements with each of its directors and executive officers that may require the Company, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

         Hideyuki Tanigami, a director of the Company, is President of Marubun USA Corporation, a wholly owned subsidiary of Marubun Japan. Marubun Japan is a distributor of the Company's products in Japan and accounted for approximately 12% of the Company's net revenues in Fiscal Year 1996.

         In connection with the sale by the Company and the purchase by United Microelectronics Corporation, a corporation organized and existing under the laws of the Republic of China ("UMC"), of 650,000 shares of Common Stock in February 1996, UMC agreed to provide the Company with specified levels of wafer supplies and UMC and the Company entered into certain mutual licensing arrangements. UMC also obtained certain registration rights relating to the Common Stock purchased.

         The terms of the transactions described above were negotiated at arms length such that the terms were as favorable to the Company as could have been obtained from an unaffiliated third party.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange

Commission (the "SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such forms received by it, the Company believes that during Fiscal Year 1996 the following reports were not filed on a timely basis: one Form 4 for Radu M. Vanco to report four exercises of derivative securities and sales of the underlying securities; one Form 4 for Henry C. Montgomery to report a gift by him of Common Stock; one Form 4 for Donald B. Witmer to report two exercises of derivative securities and dispositions of the underlying securities.; one Form 3 for Daryl E. Stemm to report that he became reporting person; one Form 3 for Patrick Verderico to report that he became a director. Other than these late filings, again based solely on its review of copies of such forms received by it, the Company believes that all other filing requirements applicable to its officers, directors and ten percent stockholders were complied with.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                       FOR THE BOARD OF DIRECTORS


                                       PETER COHN
                                       Secretary

Dated:  July 3, 1996

                          CATALYST SEMICONDUCTOR, INC.

                                STOCK OPTION PLAN

                     AS AMENDED AND RESTATED ON MAY 30, 1996

         This Stock Option Plan is an amendment and restatement of the Catalyst Semiconductor, Inc., Founders' Stock Option Plan.

         1. Purpose of the Plan. The purpose of this Stock Option Plan is to enable the Company to provide incentive to eligible employees, consultants and officers whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employment qualified personnel for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) stock options, (b) stock purchase rights, (c) stock appreciation rights, and (d) long-term performance awards.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or such of its Committees as shall be administering the Plan, in accordance with Section 8 of the Plan.

                  (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under applicable securities laws, Delaware corporate law and the Code.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means a Committee appointed by the Board in accordance with Section 9 of the Plan.

                  (f) "Common Stock" means the Common Stock, $.001 par value, of the Company.

                  (g) "Company" means Catalyst Semiconductor, Inc., a Delaware corporation, and its predecessor Catalyst Semiconductor, Inc., a California corporation.

                  (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

                  (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship is not interrupted or terminated by the Company, or any

Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Administrator, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Continuous Status as an Employee or Consultant, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including written Company policies) or statute or unless (in the case of Options and Rights other than Incentive Stock Options) the Administrator has expressly designated a longer leave period during which (for purposes of such Options or Rights) Continuous Status as an Employee or Consultant shall continue; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor; and provided further that any vesting or lapsing of the Company's right to repurchase Shares at their original purchase price shall cease on the ninety-first (91st) consecutive day of any leave of absence approved by the Administrator and shall not recommence until such date, if any, upon which the Consultant or Optionee resumes his or her service with the Company.

                  (j) "Director" means a member of the Board.

                  (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                          (ii) If the Common Stock is quoted on the NASDAQ
System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                         (iii) In the absence of an established market for the
Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                  (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (p) "Long-Term Performance Award" means an award under Section 8 below. A Long-Term Performance Award shall permit the recipient to receive a cash or stock bonus (as determined by the Administrator) upon satisfaction of such performance factors as are set out in the recipient's individual grant. Long-term Performance Awards will be based upon the achievement of Company, Subsidiary and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate.

                  (q) "Long-Term Performance Award Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Long-Term Performance Award grant. The Long-Term Performance Award Agreement is subject to the terms and conditions of the Plan.

                  (r) "Nonstatutory Stock Option" means any Option that is not an Incentive Stock Option.

                  (s) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option, Stock Purchase Right, SAR or Long-Term Performance Award grant. The Notice of Grant is part of the Option Agreement, the SAR Agreement and the Long-Term Performance Award Agreement.

                  (t) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (u) "Option" means a stock option granted pursuant to the Plan.

                  (v) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (w) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

                  (x) "Optioned Stock" means the Common Stock subject to an Option or Right.

                  (y) "Optionee" means an Employee or Consultant who holds an outstanding Option or Right.

                  (aa) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (bb) "Plan" means this Stock Option Plan, formerly the Founders' Stock Option Plan.

                  (cc) "Restricted Stock" means shares of Common Stock subject to a Restricted Stock Purchase Agreement acquired pursuant to a grant of Stock Purchase Rights under Section 6 below.

                  (dd) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                  (ee) "Right" means and includes SARs, Long-Term Performance Awards and Stock Purchase Rights granted pursuant to the Plan.

                  (ff) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor rule thereto, as in effect when discretion is being exercised with respect to the Plan.

                  (gg) "SAR" means a stock appreciation right granted pursuant to Section 5 of the Plan.

                  (hh) "SAR Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual SAR grant. The SAR Agreement is subject to the terms and conditions of the Plan.

                  (ii) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                  (jj) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 7 of the Plan, as evidenced by a Notice of Grant.

                  (kk) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Shares Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the total number of Shares reserved and available for distribution under the Plan is 3,300,000 Shares. Subject to Section 11 of the Plan, if any Shares that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Option or Right granted hereunder is forfeited or any such award otherwise terminates prior to the issuance of Common Stock to the participant, the shares that were subject to such Option or Right shall again be available for distribution in connection with future Option or right grants under the Plan; provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan.

         4. Eligibility. Nonstatutory Stock Options and Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Right may be granted additional Options or Rights.

         5. Limitation on Grants to Employees. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to Options or Rights granted to any one Employee under this Plan for any fiscal year of the Company shall be 750,000. In connection with his or her initial employment, an Employee may be granted up to an additional 250,000 Shares, which Shares do not count against the 750,000 limitation.

         6. Options and SARs.

                  (a) Options. The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a Notice of Grant which shall expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may at any time authorize the Company, with the consent of the respective recipients, to issue new Options or Rights in exchange for the surrender and cancellation of outstanding Options or Rights. Option agreements shall contain the following terms and conditions:

                           (i) Exercise Price; Number of Shares. The per Share
exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator; provided, however, that in the case of an Incentive Stock Option, the price shall be no less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted, subject to any additional conditions set out in Section 6(a)(iv) below.

                           The Notice of Grant shall specify the number of
Shares to which it pertains.

                           (ii) Waiting Period and Exercise Dates. At the time
an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased. The Administrator may specify that an Option may not be exercised until the completion of the service period specified at the time of grant. (Any such period is referred to herein as the "waiting period.") At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be earlier than the end of the waiting period, if any, nor, in the case of an Incentive Stock Option, later than ten (10) years, from the date of grant.

                           (iii) Form of Payment. The consideration to be paid
for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of:

                                    (1) cash;

                                    (2) check;

                                    (3) promissory note;

                                    (4) other Shares which (1) in the case of
Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (2) have a Fair Market Value on the date of surrender not greater than the aggregate exercise price of the Shares as to which said Option shall be exercised;

                                    (5) delivery of a properly executed exercise
notice together with such other documentation as the Administrator and any broker approved by the Company, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                                    (6) any combination of the foregoing methods
of payment; or

                                    (7) such other consideration and method of
payment for the issuance of Shares to the extent permitted by Applicable Laws.

                           (iv) Special Incentive Stock Option Provisions. In
addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

                                    (1) Dollar Limitation. To the extent that
the aggregate Fair Market Value of (a) the Shares with respect to which Options designated as Incentive Stock Options plus (b) the shares of stock of the Company, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and any Parent and Subsidiary exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (a) Options shall be taken into account in the order in which they were granted, and (b) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

                                    (2) 10% Stockholder. If any Optionee to whom
an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, then the following special provisions shall be applicable to the Option granted to such individual:

                                            (a) The per Share Option price of
Shares subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

                                            (b) The Option shall not have a
term in excess of five (5) years from the date of grant.

Except as modified by the preceding provisions of this subsection 6(a) (iv) and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

                           (v) Other Provisions. Each Option granted under the
Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

                           (vi) Buyout Provisions. The Administrator may at any
time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

                  (b)      SARs.

                           (i) In Connection with Options. At the sole
discretion of the Administrator, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with Options:

                                    (1) The SAR shall entitle the Optionee to
exercise the SAR by surrendering to the Company unexercised a portion of the related Option. The Optionee shall receive in Exchange from the Company an amount equal to the excess of (1) the Fair Market Value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related Option over (2) the exercise price of the Common Stock covered by the surrendered portion of the related Option. Notwithstanding the foregoing, the Administrator may place limits on the amount that may be paid upon exercise of an SAR; provided, however, that such limit shall not restrict the exercisability of the related Option.

                                    (2) When an SAR is exercised, the related
Option, to the extent surrendered, shall cease to be exercisable.

                                    (3) An SAR shall be exercisable only when
and to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

                                    (4) An SAR may only be exercised at a time
when the Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

                           (ii) Independent of Options. At the sole discretion
of the Administrator, SARs may be granted without related Options. The following provisions apply to SARs that are not granted in connection with Options:

                                    (1) The SAR shall entitle the Optionee, by
exercising the SAR, to receive from the Company an amount equal to the excess of
(1) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over

(2) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR.

                                    (2) SARs shall be exercisable, in whole or
in part, at such times as the Administrator shall specify in the Optionee's SAR agreement.

                           (iii) Form of Payment. The Company's obligation
arising upon the exercise of an SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

                  (c) Method of Exercise.

                                    (i) Procedure for Exercise; Rights as a
Stockholder. Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

                           An Option may not be exercised for a fraction of a
Share.

                           An Option or SAR shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement consist of any consideration and method of payment allowable under subsection 6(a)(iii) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of an SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

                           (ii) Rule 16b-3. Options and SARs granted to
individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                          (iii) Termination of Employment or Consulting
Relationship. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option or SAR, but only within such period of time as is determined by the Administrator at the time of grant, not to exceed six (6) months (three (3) months in the case of an Incentive Stock Option) from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                           (iv) Disability of Optionee. In the event an
Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option or SAR, but only within six (6) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                            (v) Death of Optionee. Notwithstanding Sections
5(c)(iii) and 5(c)(iv) above, in the event of an Optionee's death during Optionee's Continuous Status as an Employee or Consultant, the Optionee's estate or a person who acquired the right to exercise the deceased Optionee's Option or SAR by bequest or inheritance may exercise the Option or SAR, but only within six (6) months (or such lesser period as the Option or SAR Agreement may provide, or such longer period, not to exceed twelve (12) months, as the Option or SAR Agreement may provide) following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the full term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

         7.       Stock Purchase Rights.

                  (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

                  (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

                  (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

                  (d) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

                  (e) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 10 of the Plan.

         8.       Long-Term Performance Awards.

                  (a) Administration. Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone or in addition to other awards granted under the Plan. Such awards shall be granted for no cash consideration. The Administrator shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award, and shall determine the performance or employment factors, if any, to be used in the determination of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards are valued or have been earned. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of Company, Subsidiary, Parent and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long-Term Performance Award agreement. The terms of such awards need not be the same with respect to each participant.

                  At the beginning of each Performance Period, the Administrator may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Common Stock to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such dollar values or number of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Administrator.

                  (b) Adjustment of Awards. The Administrator may adjust the performance factors applicable to the Long-Term Performance Awards to take into account changes in legal, accounting and tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

         9.       Administration.

                  (a)      Composition of Administrator.

                           (i) Multiple Administrative Bodies. If permitted by
Rule 16b-3 and Applicable Laws, the Plan may (but need not) be administered by different administrative bodies with respect to (A) Directors who are employees,
(B) Officers who are not Directors and (C) Employees who are neither Directors nor Officers.

                          (ii) Administration with respect to Directors and
Officers. With respect to grants of Options and Rights to eligible participants who are Officers or Directors of the Company, the Plan shall be administered by
(A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (1) in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan and (2) in such a manner as to satisfy the Applicable Laws.

                         (iii) Administration with Respect to Other Persons.
With respect to grants of Options to eligible participants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

                          (iv) General. Once a Committee has been appointed
pursuant to subsection (ii) or (iii) of this Section 9(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                            (i) to determine the Fair Market Value of the Common
Stock, in accordance with Section 2(n) of the Plan;

                           (ii) to select the Consultants and Employees to whom
Options and Rights may be granted hereunder;

                          (iii) to determine whether and to what extent Options
and Rights or any combination thereof, are granted hereunder;

                           (iv) to determine the number of shares of Common
Stock to be covered by each Option and Right granted hereunder;

                            (v) to approve forms of agreement for use under the
Plan;

                           (vi) to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                          (vii) to construe and interpret the terms of the
Plan;

                         (viii) to prescribe, amend and rescind rules and
regulations relating to the Plan;

                           (ix) to determine whether and under what
circumstances an Option or Right may be settled in cash instead of Common Stock or Common Stock instead of cash;

                            (x) to reduce the exercise price of any Option or
Right;

                           (xi) to modify or amend each Option or Right (subject
to Section 16 of the Plan);

                          (xii) to authorize any person to execute on behalf of
the Company any instrument required to effect the grant of an Option or Right previously granted by the Administrator;

                         (xiii) to institute an Option Exchange Program;

                          (xiv) to determine the terms and restrictions
applicable to Options and Rights and any Restricted Stock; and

                           (xv) to make all other determinations deemed
necessary or advisable for administering the Plan.

                  (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Rights.

         10. Non-Transferability of Options. Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, the maximum number of Shares of Common Stock for which Options and Rights to any Employee under
Section 5 of the Plan as well as the price per share of Common Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Right would not otherwise be exercisable.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Right shall be assumed or an equivalent Option or Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Right shall be exercisable for a period of not less than fifteen
(15) days from the date of such notice, and the Option or Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Right shall be considered assumed if, immediately following the merger or sale of assets, the Option or Right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or Right, for each Share of Optioned Stock subject to the Option or Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         12. Date of Grant. The date of grant of an Option or Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         13.      Conditions Upon Issuance of Shares.

                  (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) Investment Representations. As a condition to the exercise of an Option or Right, the Company may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         14.      Liability of Company.

                  (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option or Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 16(b) of the Plan.

         15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         16. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

         17. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                  (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 162(m) or 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

                  (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         18. Taxation Upon Exercise of Option or Right. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this
Section 18. When an Optionee incurs tax liability in connection with an Option or Right, which tax liability is subject to withholding under applicable tax laws, the Optionee may satisfy the tax withholding obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, or (c) by surrendering to the Company Shares which (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option or Right that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

         If the Optionee is an Insider, any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                  (a) the election must be made on or prior to the applicable Tax Date;

                  (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

                  (c) all elections shall be subject to the consent or disapproval of the Administrator;

                  (d) if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         19. Term of the Plan. The Plan shall expire, and no further Options shall be granted pursuant to the Plan, on December 31, 2002.

                          CATALYST SEMICONDUCTOR, INC.

                         1993 DIRECTOR STOCK OPTION PLAN

                     AS AMENDED AND RESTATED ON MAY 30, 1996

         1. Purpose of the Plan. The purpose of this 1993 Director Stock Option Plan is to attract and retain highly qualified personnel to serve as Outside Directors of the Company.

                  All options granted hereunder shall be "non-statutory stock options."

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" means the Common Stock of the Company.

                  (d) "Company" means Catalyst Semiconductor, Inc., a Delaware corporation, and its predecessor corporation Catalyst Semiconductor, Inc., a California corporation.

                  (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

                  (f) "Director" means a member of the Board.

                  (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of determination, or, if not a market trading day, on the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                           (ii) If the Common Stock is quoted on the NASDAQ
System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (j) "Option" means a stock option granted pursuant to the Plan.

                  (k) "Optioned Stock" means the Common Stock subject to an Option.

                  (l) "Optionee" means an Outside Director who receives an Option.

                  (m) "Outside Director" means a Director who is not an Employee.

                  (n) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (o) "Plan" means this 1993 Director Stock Option Plan.

                  (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

                  (q) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 220,000 Shares (the "Pool") of Common Stock (which number gives effect to a one-for-nine reverse stock split of the Shares approved by the Board on March ___, 1993 ("Post-Split")). The Shares may be authorized but unissued, or reacquired Common Stock.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4. Administration of and Grants of Options under the Plan.

                  (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

                  (b) Procedure for Grants. The provisions set forth in this
Section 4(b) shall not be amended more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                           (i) No person shall have any discretion to select
which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                          (ii) Each new Outside Director who shall first join
the Board on or after March 1, 1993 (including any new Outside Director who shall have first joined the Board of Catalyst Semiconductor, Inc., a California corporation, subsequent to March 1, 1993), shall automatically be granted an Option to purchase 20,000 Post-Split Shares upon the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company, appointment by the Board to fill a vacancy, or termination of employment by the Company while remaining as a Director (a "One-Time Grant"). In addition, on April 1, 1994, and on each April 1 thereafter during the term of this Plan, each Outside Director who shall have been an Outside Director for at least six (6) months as of such date shall automatically receive an Option to purchase 7,500 Post-Split Shares (an "Annual Grant").

                         (iii) The terms of each Option granted hereunder
shall be as follows:

                                    (A) the term of the Option shall be five (5)
years;

                                    (B) the Option shall be exercisable only
while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof;

                                    (C) the exercise price per Share shall be
100% of the Fair Market Value per Share on the date of grant of the Option;

                                    (D) each Annual Grant and One-Time Grant
shall become exercisable in installments cumulatively as to one-third of the Optioned Stock on each anniversary of the date of grant, so that 100% of the Optioned Stock granted under any such grant shall be exercisable in full three
(3) years after the date of grant of the Option, assuming in each case Continuous Status as a Director.

                           (iv) In the event that any Option granted under the
Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors entitled to receive Options on the grant date. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

                  (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion:
(i) to determine, upon review of relevant information and in accordance with
Section 2(i) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final.

         5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

                  The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect until April 30, 2003, unless sooner terminated under Section 11 of the Plan.

         7. Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, (ii) check, (iii) promissory note, (iv) other shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised and which, in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than 12 months on the date of surrender, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price,
(vi) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the Optionee to take and pay for the Shares not more than 12 months after the date of delivery of the subscription agreement, (vii) any combination of the foregoing methods of payment, or (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law.

         8. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4(b) hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Continuous Status as a Director. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within 90 days from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its five-year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (c) Disability of Optionee. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within six months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its five-year term). To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (d) Death of Optionee. In the event of an Optionee's death while a Director, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within one year following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of its five-year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will, by the laws of descent or distribution or pursuant to a qualified domestic relations order, and may be exercised, during the lifetime of the Optionee, only by the Optionee or a permitted transferee.

         10. Adjustments.

                  (a) Changes in Capitalization. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, recapitalization, or other change in the capital structure of the Company, or converted into or exchanged for other securities as a result of any merger, consolidation or reorganization, or in the event that the outstanding number of shares of stock of the Company is increased through payment of a stock dividend, appropriate proportionate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares subject to any Option outstanding under the Plan, and the exercise price of any such outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustment. Any such adjustment shall be made upon approval by the Board, whose determination shall be conclusive. If there is any other change in the number or type of the outstanding shares of stock of the Company, or of any other security into which such stock shall have been changed or for which it shall have been exchanged, and if the Board in its sole discretion determines that such change equitably requires an adjustment in the Options then outstanding under the Plan, such adjustment shall be made in accordance with the determination of the Board. No adjustments shall be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its stock or securities convertible into or exchangeable for shares of its stock.

                  (b) Change in Control. In the event of a "Change in Control" of the Company, as defined in paragraph (c) below, then the following provisions shall apply:

                             (i) Any Option outstanding on the date of such
Change in Control ("Outstanding Option") that is not yet exercisable and vested on such date shall become fully exercisable and vested;

                            (ii) Each Outstanding Option shall be assumed by the
successor corporation (if any) or by a Parent or Subsidiary of the successor corporation (if any);

                           (iii) Each Outstanding Option shall remain
exercisable by the Optionee for a period of at least ninety (90) days from the date of the Change in Control; and

                            (iv) Each Optionee with an Outstanding Option shall
be provided with written notice of the period of exercisability provided for in subsection (b)(iii) above promptly after the date of the Change in Control by the Company or by the entity surviving after the Change in Control.

                  (c) Definition of "Change in Control". For purposes of this
Section 10, a "Change in Control" means the happening of any of the following:

                           (i) when any "person," as such term is used in
Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty (50%) of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

                           (ii) a merger or consolidation of the Company with
any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                          (iii) the stockholders of the Company approve an
agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

                           (iv) a change in the composition of the Board
occurring as a result of any one meeting of the stockholders of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either are (A) directors of the Company as of the date the Plan is approved by the stockholders, or (B) elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

         11. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

         13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws and the requirements of any stock exchange or market system upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         16. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the first granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                                  DETACH HERE

/X/  Please mark votes as in this example.

1. To elect two Class I directors to serve for a three-year term expiring upon the 1999 Annual Meeting of Stockholders or until such directors' successors are duly elected and qualified.

Nominees:  Radu M. Vanco, Hideyuki Tanigami

              FOR          WITHHELD
              / /            / /

/ / ___________________________________
For both nominees except as noted above

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW / /




2. To approve an amendment to the Company's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 830,000 shares.

                    FOR             AGAINST         ABSTAIN
                    / /               / /             / /

3. To approve an amendment to the Company's 1993 Director Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 50,000 shares.

                    FOR             AGAINST         ABSTAIN
                    / /               / /             / /

4. To ratify the appointment of Price Waterhouse LLP as independent accounts of the Company for the fiscal year ending April 30, 1997.

                    FOR             AGAINST         ABSTAIN
                    / /               / /             / /

5. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Please sign exactly as name appears on your stock certificate. If the stock is registered in the names of two or more persons, both should sign. Executives, administrators, trustees, guardians, attorneys and corporate affiliates should insert their titles.


Signature _______________________________________ Date _______________

Signature _______________________________________ Date _______________

                                  DETACH HERE


                          CATALYST SEMICONDUCTOR, INC.

                    Proxy for Annual Meeting of Stockholders
                           To be Held August 2, 1996

P         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

R       The undersigned stockholder of CATALYST SEMICONDUCTOR, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of
O Stockholders and Proxy Statement, each dated July 3, 1996, and hereby appoints C. Michael Powell and Daryl E. Stemm, and each of them, proxies and
X attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual
Y Meeting of Stockholders of CATALYST SEMICONDUCTOR, INC. to be held on August 2, 1996 at 10:00 a.m., local time, at the Company's principal executive offices in Sunnyvale, California 94089, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE IF NO SPECIFICATION IS INDICATED. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS AND PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

                                                                     SEE REVERSE
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE